                            --SCHEDULE 14A TEMPLATE--
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     The Keller Manufacturing Company, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

     (5) Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3) Filing Party:

     ---------------------------------------------------------------------------

     (4) Date Filed:

     ---------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                 KellerFurniture
                                 ---------------


Shareholders of The Keller Manufacturing Company, Inc.:

     You are invited to attend the Annual Meeting of Shareholders of The Keller Manufacturing Company, Inc., which will be held on Friday, April 26, 2002 at 1:30 p.m. Eastern Daylight Savings Time at Quality Inn (formerly Best Western Inn) Wyandotte Room, 115 Sky Park Drive NE, Corydon, Indiana 47112.

     At the meeting, shareholders will vote on the election of three persons to the Board of Directors, the ratification of the selection of Deloitte & Touche LLP as independent auditors for the 2002 fiscal year, and such other business as may come before the meeting and the adjournments and postponements thereof. Details of the business to come before the meeting can be found in the accompanying Notice and Proxy Statement.

     We hope that you are able to personally attend the Annual Meeting, and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope. The vote of each shareholder is very important. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company or by filling a properly executed proxy bearing a later date.

     On behalf of the Board of Directors and management of The Keller Manufacturing Company, Inc., I extend our appreciation for your continued support.

                               Sincerely,

                               THE KELLER MANUFACTURING COMPANY, INC.

                               /s/ Danny Utz

                               Danny L. Utz
                               V.P. Finance, Secretary, Treasurer and  Director

                                 KellerFurniture
                                 ---------------
                     The Keller Manufacturing Company, Inc.
                 701 North Water Street, Corydon, Indiana 47112

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY, APRIL 26, 2002

 To the Shareholders of The Keller Manufacturing Company, Inc.:


     You are cordially invited to attend the Annual Meeting of Shareholders of The Keller Manufacturing Company, Inc. (the "Company") to be held on Friday, April 26, 2002, 1:30 P.M. (E.D.S.T.) at the Quality Inn (formerly Best Western
Inn), Wyandotte Room, 115 Sky Park Drive NE., Corydon, Indiana 47112, for the following purposes:

     .    To elect three directors for terms expiring in 2005.

     . To ratify the appointment of Deloitte & Touche LLP as the independent accountants for the 2002 fiscal year

     . To transact other business as may properly come before the meeting and vote on any adjournments and postponements thereof

     Holders of Company common shares of record at the close of business on March 13, 2002 will be entitled to notice of and to vote at the Annual Meeting.

                                 By order of the Board of Directors,

                                 /s/ Danny Utz

                                 Danny L. Utz
                                 V.P. Finance, Secretary, Treasurer and Director

March 26, 2002
Corydon, Indiana 47112



         YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE.

                The Keller Manufacturing Company, Inc.
                            PROXY STATEMENT
                    ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD APRIL 26, 2002

GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about March 26, 2002 in connection with the solicitation of proxies by the Board of Directors of The Keller Manufacturing Company, Inc. (the "Company") for use at the 2002 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Quality Inn, 115 Sky Park Drive NE, Corydon, Indiana 47112 on Friday, April 26, 2002 at 1:30 P.M., and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of the Meeting.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company or by filing a properly executed proxy bearing a later date. The signing of a proxy does not preclude a shareholder from attending the meeting in person. All proxies returned prior to the meeting will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted (1) FOR the election of the nominees for director named below, and (2) FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2002. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved, but will be counted for purposes of determining whether a quorum is present.

At the close of business on March 13, 2002, the record date for the Annual Meeting, there were outstanding and entitled to vote 5,414,111 common shares of the Company. Each outstanding common share is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

A quorum will be present if a majority of the common shares are present, in person or by proxy, at the meeting. The nominees for director will be elected by a plurality of the votes cast, assuming a quorum is present. The approval of the independent auditors, will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Although we do not know of any business to be conducted at the 2002 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on your behalf any such matters. The proxy holders will vote as recommended by the Company's Board of Directors or, if no recommendation is given, in their own discretion.

The solicitation of proxies is being made by the Company, and all expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail, but directors, officers and regular employees of the Company may also solicit in person or by telephone.

The mailing address of the principal offices of the Company is 701 North Water Street, Corydon, Indiana 47112.

Security Ownership of Common Shares

The following table sets forth certain data with respect to those persons known by the Company to be the beneficial owners of five percent or more of the outstanding common shares of the Company as of December 31, 2001, and also sets forth such data with respect to each director of the Company, each officer listed in the Executive Compensation table, and all directors and executive officers of the Company as a group. Except as otherwise indicated in the notes to the table, each beneficial owner possesses sole voting and investment power with respect to the common shares indicated.

                                            SHARES BENEFICIALLY OWNED (1)
Principal Shareholders                      NUMBER               PERCENT
                                            ------               -------
Robert A. Heazlitt                         393,780                  7.0%
5770 Wulff Run Rd.
Cincinnati, OH 45233

Nancy A.  Keller (2)                       291,634                  5.2%
750 Old Hwy. 135 SW
Corydon, IN 47112

Directors and Executive Officers
Robert W. Byrd  (3)                        177,464                  3.3%
Marvin C. Miller (13)                       59,582                  1.1%
John C. Schenkenfelder (12)                 50,625                   *
Steven W. Robertson  (4)                    35,546                   *
Bradford T.  Ray                             4,400                   *
Danny L. Utz   (5)                          14,794                   *
Ronald W. Humin  (10)                        9,896                   *
Philip J. Jacobs                             1,245                   *
John W. Heishman  (6)                       43,625                   *
Scott A.  Armstrong  (7)                    34,653                   *
Daniel P.  Conway (8)                        7,333                   *
David M. Jenkins  (9)                        1,131                   *
Keith R. Meriwether (11)                     6,335                   *

All Directors and Executive Officers       446,629                  8.2%
as a Group (13 Persons)

             *Less than 1%

(1) The shares shown include shares which may be purchased upon the exercise of options exercisable within 60 days of March 15, 2001: Mr. Byrd, 3,250 shares; Mr. Miller, 1,700 shares; Mr. Schenkenfelder, 750 shares; Mr. Robertson, 3,000 shares; Mr. Ray, 750 shares; Mr. Utz, 1,500 shares; Mr. Humin, 750 shares; Mr. Jacobs, 750 shares; Mr. Heishman, 750 shares; Mr. Armstrong, 1,250 shares; Mr. Conway, 750 shares; Mr. Jenkins, 450 shares; and Mr. Meriwether, 750 shares.

(2)  Based upon a Schedule 13G filed by Ms. Keller on March 16, 2000.

(3) Includes 18,821 shares held jointly by Mr. Byrd and his wife, 128,393 shares owned by Mr. Byrd's wife, 9,000 shares held in trust for his son, 6,000 shares held in trust for his daughter, 6,000 shares held in trust for his grandson, 6,000 shares held in trust for his granddaughter.

(4)  All shares are held jointly by Mr. Robertson with his wife.

(5)  All shares are held jointly by Mr. Utz with his wife.

(6)  All shares are held jointly by Mr. Heishman with his wife.

(7)  All shares are held jointly by Mr. Armstrong with his wife.

(8)  All shares are held jointly by Mr. Conway with his wife.

(9)  All shares held jointly by Mr. Jenkins with his wife.

(10) All shares held jointly by Mr. Humin with his wife.

(11) All shares held jointly by Mr. Meriwether with his wife.

(12) Includes 41,875 shares held by Mr. Schenkenfelder, 2,000 shares held in an IRA for Mr. Schenkenfelder, 5,100 shares held by Mr. Schenkenfelder's wife, 300 shares for each of Mr. Schenkenfelder's 3 sons

(13) Includes 57,823 shares owned by Mr. Miller and 245 shares owned by Mr. Miller's wife.

Proposal 1.       ELECTION OF DIRECTORS

     Nominees

     The Bylaws of the Company provide that there shall be nine (9) directors of the Corporation, whose terms shall be staggered by dividing the total number of directors into three (3) groups, each containing one-third (1/3) of the total. At each annual meeting of shareholders, three (3) directors shall be elected for a term of three (3) years to succeed those whose terms expire. Despite the expiration of a director's term, the director continues to serve until a successor is elected and qualifies or until there is a decrease in the number of directors. Directors may be removed in accordance with Indiana State law.

     The Board of Directors has nominated for re-election: Bradford T. Ray, Robert W. Byrd, and Danny L. Utz (the "Nominated Directors").

     The Board of Directors vote FOR the election of the Nominated Directors.

     Unless authority to vote for the Nominated Directors is withheld, the accompanying proxy will be voted FOR the election of the Nominated Directors. However, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director will be unable or unwilling to serve. Proxies will not be voted for more than three nominees. Those nominees receiving at least a plurality of the votes eligible to be cast will be elected to the Board of Directors.

THE NOMINATED DIRECTORS OF THE COMPANY ARE AS FOLLOWS:

                                                                                Served As                 Term
Name                                Age          Position                       Director Since            Ends
--------------------------------------------------------------------------------------------------------------
Robert W. Byrd                      66           Chairman of the Board,         1974                      2002
                                                 Director

Danny L. Utz                        53           V.P. Finance, Secretary,       1999                      2002
                                                 Treasurer, Director

Bradford T. Ray                     43           Director                       1997                      2002


THE DIRECTORS OF THE COMPANY AS OF DECEMBER 31, 2001 NOT UP FOR RE-ELECTION:

                                                                                Served As                 Term
Name                                Age          Position                       Director Since            Ends
--------------------------------------------------------------------------------------------------------------
Steven W. Robertson                 45           President, Chief Executive     1990                      2004
                                                 Officer, Director
Marvin C. Miller                    62           Chief Operating Officer,       1969                      2004
                                                 Director
John C. Schenkenfelder              49           Director                       1992                      2003
Ronald W. Humin                     63           Director                       1991                      2003
Philip J. Jacobs                    67           Director                       1984                      2004
Scott A. Armstrong                  39           Sr. V.P. Marketing and Sales,  2000                      2003
                                                 Director

BUSINESS EXPERIENCE OF NOMINATED DIRECTORS

Robert W. Byrd has served as Chairman of the Board since 1998 and served as President and Chief Executive Officer of the Company from July 1988 to December 1999. Mr. Byrd served as Executive Vice President from January 1986 to July 1988 and was employed with The Company from 1974 to 1999.

Bradford T. Ray has served as Vice-Chairman and Chief Operating Officer of Steel Technologies, Inc., a producer of precision flat rolled steel, since November 1999. He previously held the position of President and Chief Operating Officer from November 1994 to November 1999. He has been employed with Steel Technologies, Inc. since 1981.

Danny L. Utz has served as Vice President of Finance since January 1992. Mr. Utz had been Treasurer/Controller from 1988 to 1992. He served as Office Manager from 1983 to 1988. Mr. Utz started with the Company in 1973 as Accounts Payable Manager and General Accountant.

Continuing Directors

Steven W. Robertson was promoted to President and Chief Executive Officer of the Company as of January 2000. Mr. Robertson had served as Vice President of Marketing and Sales since July 1992. Mr. Robertson was Vice President of Marketing from 1989 to 1992. From 1986 to 1989 he served as Sales & Product Manager and was Product Engineer from 1981 to 1986. Mr. Robertson started with the Company in 1979 as a production supervisor and has been a director since 1990.

Marvin C. Miller has served as Chief Operating Officer since May 1999. Mr. Miller had served as Vice President of Information Systems from January 1996 to May 1999. Mr. Miller was Vice President of Engineering from January 1976 to January 1996. Mr. Miller served as Plant Manager for New Salisbury from February 1974 to January 1976 and also at Corydon for from February 1969 to February 1974. Mr. Miller has worked for The Company since April 1964 and has been a director since 1969.

Philip J. Jacobs has served as President of Evans Furniture, a furniture retailer in Louisville, Kentucky, since 1975, and has been employed with Evans Furniture since 1965. Mr. Jacobs has been a director of the Company since 1984.

John C. Schenkenfelder has served as First Vice President of Investments with UBS Paine Webber in Louisville, Kentucky since 1990. He was previously employed with Prudential Bache from 1980 to 1990. Mr. Schenkenfelder has been a director of the Company since 1992.

Ronald W. Humin became Chief Executive Officer of Flexible Materials, Inc., a manufacturer of wood veneer sheets, in 2001. He had served as President from 1980 to 2001, and has been employed with Flexible Materials, Inc. since 1975. Mr. Humin as been a director of the Company since 1991.

Scott A. Armstrong was promoted to Senior Vice President of Sales and Marketing as of January 2000. Mr. Armstrong had been Vice President of Marketing since 1996. Mr. Armstrong served as Marketing Sales Manager from 1987 to 1996. He started with The Keller Manufacturing Co., Inc. in 1985 as a Production Supervisor at Corydon, and has been a director of the Company since 2000.

Other Executive Officers

John W. Heishman has served as Vice President of Manufacturing since 1998. He was Vice President of Operations from 1996 to 1998. Mr. Heishman served as Plant Manager of New Salisbury from 1976 to 1996. He had started as an employee at the Company in 1961 in the Assembly Department and was promoted to Production Supervisor in 1965 and then to Superintendent in 1974.

Christopher R. Brown was appointed Plant Manager of New Salisbury in 2001. Mr. Brown had served as Vice President of Engineering from 1996 to 2001, and Plant Engineer from 1993 to 1996. Mr. Brown served as Process Engineer from 1987 to 1993. He started with the Company in 1982 as Maintenance Manager/Project Engineer.

David M. Jenkins was promoted to Vice President of Engineering in January 2001. Other positions included Plant Engineer for the two Indiana plants from January 1996 to January 2001, manufacturing engineer at the New Salisbury Plant from August 1994 to January 1996. David began his career with the Company at the Culpeper Plant as Dimension Mill Manager and Industrial Engineer from 1989 to 1994.

Keith R. Meriwether has served as Vice President of Sales and Marketing since January 2000. Mr. Meriwether had served as Vice President of Sales from 1999 to 2000. Mr. Meriwether served as Sales Manager from 1990 to 1999, and as a Production Supervisor from 1987 to 1990.

Directors Compensation

Directors will have four (4) quarterly meetings in the year 2002. The Board of Directors met four (4) times during 2001, and no director attended less than 85% of those meetings. A Fee of $2,250 is paid to directors for each meeting that they attend.

The committee members of the Audit Committee and Compensation Committee each receive $250 per meeting.

Pursuant to the Keller Craftsman Stock Option Plan, each Director annually receives an option to purchase 250 shares per grant year, and the Chairman of the Board receives an additional option to purchase 500 additional shares. All options granted to Directors in 2001 were exercisable December 13, 2001, 90 days after the grant date The exercise price of all 2001 option grants was $3.00 per share, the closing price of the common shares on the NASDAQ Capital Stock Market on September 14, 2001. Options expire four years after the grant date.

Executive Compensation

There were a total of 3 executive officers for The Keller Manufacturing Company, Inc. in 2001 with compensation over $100,000. The following table provides certain summary information concerning compensation paid to or accrued by the Company's Chief Executive Officer and the two (2) highest earning executive officers (the "Named Executive Officers") for all services rendered in all capacities to the Company during the fiscal year ended December 31, 2001.

                                                                    All Other
                                                        Profit      Annual           Option
                                            Salary     Sharing      Compensation    # Shares
                                    Year      ($)      ($)  (1)      ($)  (2)          (3)
                                    ----------------------------------------------------------
Steven W. Robertson                 2001    $143,416   $       0    $10,500           1,250
President and Chief                 2000    $143,884   $  37,416    $12,146           1,250
Executive Officer                   1999    $105,612   $  53,276    $ 9,702             500

John W.  Heishman                   2001    $118,904   $       0    $   480             250
Vice President Manufacturing        2000    $115,704   $  29,184    $   384             250
                                    1999    $116,204   $  55,421    $   462             250

Marvin C. Miller                    2001    $115,987   $       0    $ 9,000             500
Chief Operating                     2000    $111,261   $  27,438    $11,250             500
Officer                             1999    $106,700   $  52,105    $ 9,712             500

(1) Reflects award in both cash and Company Stock
(2) Represents compensation paid to each individual as a Director of the Company and Pension Investment Committee Member, and Company's match on 401 K Plan.
(3) Represents options granted under Keller Craftsman Stock Option Plan

Stock Options

Effective September 14, 1999 the Board of Directors approved the Keller Craftsman Stock Option Plan. The following table sets forth certain information concerning options held by the Named Executive Officers at December 31, 2001.

                        Option Grants In Last Fiscal Year

                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                                                                    Annual Rates of
                                                                                      Stock Price
                                                                                   Appreciation For
                                      Individual Grants                               Option Term
----------------------------------------------------------------------------------------------------------------
(a)                        (b)              (c)               (d)           (e)           (f)             (g)
                       Number of         % of Total
                       Securities         Options
                      Underlying          Granted to        Exercise or
                        Options          Employees in          Base      Expiration
                       Granted (#)       Fiscal Year           Price        Date           5% ($)        10% ($)
                     ---------------   ----------------     -----------  -----------     ---------       -------
Name
----
Steven W. Robertson        1,250             3.94%              $3.00        9/15/05      $812.50      $1,737.50

Marvin C. Miller             500             1.58%              $3.00        9/15/05      $325.00      $  695.00

John W. Heishman             250             0.80%              $3.00        9/15/05      $162.50      $  347.50

No stock options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2001. No outstanding options granted to the Named Executive Officers were in-the-money.

Pension Plan Benefits

All executives were eligible for and were participants in 2001 in The Keller Manufacturing Company, Inc. Employees' Pension Plan. An executive's retirement benefit under the plan at normal retirement age is determined by the following formula; 2/3 of 1% of the average monthly compensation (determined by taking the five (5) highest annual earnings) multiplied by the number of years of service with the Company; in addition, each Named Executive Officer who was a participant in 1990 accrues a benefit of 1.5% of his or her monthly compensation. The estimated annual benefit payable upon retirement at normal retirement age for each of the named executive officer is as follows:

                            Annual Normal Retirement Benefit (Life Annuity)
                           Accrued as of             Projected to
Executive Officer          12/31/01                  Age 65
--------------------------------------------------------------------------------
Steven W. Robertson        $25,520                   $49,059
Marvin C. Miller           $41,364                   $44,377
John W. Heishman           $44,828                   $50,939

Committees

COMPENSATION COMMITTEE REPORT

The Company has a Compensation Committee comprised of Ron Humin, Phil Jacobs and
----------------------------------------
Brad Ray. The Committee has the responsibility for the Company's executive compensation programs. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company, based on recommendations made by the Compensation Committee. The salaries, and any periodic increases thereof, of all other executive officers were and are determined by the Board of Directors, based on Committee recommendations.

The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. The Company's compensation philosophy is to ensure that the delivery of compensation, both in the short and long term, is consistent with the sustained progress, growth and profitability of the Company and acts as an inducement to attract and retain qualified individuals. This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of its long-term shareholders. Under the guidance of the financial interests of the Company's Compensation Committee, the Company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries.

The Company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental element:

A base salary that is determined by individual contributions and sustained performance, within an established competitive salary range. Pay for performance recognizes the achievement of financial goals, accomplishment of corporate and functional objectives, and performance of individual business units of the Company.

Base Salary. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company based on recommendations made by the Compensation Committee.

The Company, in establishing base salaries, levels of incidental and/or supplemental compensation, and incentive compensation programs for its officers and key executives, assesses periodic compensation surveys and published data covering the Company's industry and industry in general. The level of base salary compensation for officers and key executives is determined by both their scope of responsibility and the established salary ranges for officers and key executives of the Company. Periodic increases in base salary are dependent on the executive's proficiency of performance in the individual's position for a given period and on the executive's competency, skill and experience.

Compensation levels for fiscal 2001 for the President and Chief Executive Officer, and for the other executive officers of the Company, reflected the performance of the Company in fiscal 2000 as well as the accomplishment of corporate and functional objectives.

                                       Respectfully submitted,


                                       Ronald W. Humin
                                       Philip J. Jacobs
                                       Bradford T.  Ray

The Company has an Audit Committee comprised of Bradford T. Ray - Chairman, John
C. Schenkenfelder and Ronald W. Humin, which is empowered to review audit results and financial statements, review the system of internal control and reports or make recommendations to the Board. The Audit Committee submitted to the Board of Directors, for their approval, an Audit Committee Charter as follows: (See Exhibit A) Members of the Audit Committee are independent as defined by Rule 4200 (a) (15) of the National Association of Securities Dealer's Listing Standards.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Additionally, the Committee's review included discussion with the Company's independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 ("SAS 61") (Communication With Audit Committees). SAS 61 requires the Company's independent auditors to provide the Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

The Committee received from Deloitte & Touche LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Company that, in their professional judgment, may reasonably be thought to bear on independence. Deloitte & Touche has discussed its independence with the Committee and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held two meetings during fiscal year 2001.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                              Respectfully submitted,
                                              Bradford T. Ray, Chair
                                              John C. Schenkenfelder
                                              Ronald W.  Humin

The Company has a Long Term Equity Incentive Plan Committee comprised of Steve
-----------------------------------------------------------
Robertson, and Dan Utz. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

The Committee shall, subject to the terms of this Plan, have the authority to:
(i) select the eligible employees who shall receive Awards, (ii) grant Awards,
(iii) determine the types and sizes of Awards to be granted to employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee did not meet during 2001 because of lack of profits.

All actions taken and all interpretations and determinations made in good faith by the committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself; but any such member may be counted in determining the existence of a quorum of the Committee.

Performance Graph

The following graph compares the performance of the Company's Common Stock to the Standard & Poors 500 Index and to a peer group (1), which is a Furniture Stock Index published by Furniture Today of the stocks of 24 publicly traded furniture companies. Information reflected on the graph assumes an investment of $100 on December 31, 1994 in Company Common Stock or based on the indexes listed. Cumulative total return assumes reinvestment of dividends.

(1) Peer Group:
    Bassett Furniture Industries, Incorporated  Pulaski Furniture Corporation
    Chromcraft Revington, Inc.                  Stanley Furniture Company, Inc.
    Furniture Brands International              Vaughn Furniture Company, Inc.
    Hooker Furniture Corporation                Webb Furniture Enterprises, Inc.
    The Keller Manufacturing Company, Inc.


                                    [GRAPH]


               1997     1998     1999     2000     2001
               ----     ----     ----     ----     ----
F/T             180      190      155      145      196
KELLER          350      310      150       85       75
S & P           220      290      340      335      272

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the knowledge of the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners have been made in a timely manner.

                              INDEPENDENT AUDITORS

Deloitte & Touche LLP audited the financial statements of the Company for the year ended December 31, 2001.

                                  ANNUAL REPORT

A copy of the Company's 2001 Annual Report to Stockholders, including consolidated financial statements for the year ended December 31, 2001, is enclosed with this Proxy Statement. The 2001 Annual Report to Stockholders does not constitute proxy-soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Stockholder proposals for the 2003 Annual Meeting of Stockholders must be received by the Company at its corporate office no later than November 27, 2002 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934.

                         PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the Company for the fiscal year ending December 31, 2001 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"):

            Audit fees                        $ 63,615

            All other fees                    $ 25,700 (a) (b)

(a) Includes fees for tax consulting, income tax preparation, and required audits of the health, pension and 401 (k) plans.

(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

Proposal 2.   Ratification Of The Appointment Of Independent Accountants

The shares represented by your proxy will be voted (unless you indicate to the contrary) to ratify the selection of Deloitte & Touche LLP, independent public accountants, to examine the financial statements of the Company for the fiscal year ending December 31, 2002. A representative of Deloitte & Touche LLP is expected to be present at the 2002 annual meeting and will have the opportunity to make a statement and respond to questions from shareholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent accountants.

                                 KellerFurniture
                                 ---------------
                     The Keller Manufacturing Company, Inc.
                 701 North Water Street, Corydon, Indiana 47112

KELLER MANUFACTURING CO., INC.
c/o Corporate Trust Services
Mail Drop 10AT66--4129
38 Fountain Square Plaza
Cincinnati, OH 45263

                         KELLER MANUFACTURING CO., INC.
                               701 North Water St.
                                Corydon, IN 47112

The Annual Meeting of Shareholders will be held at the Quality Inn (formerly Best Western Inn), Wyandotte Room, located at 115 Sky Park Drive NE, Corydon, Indiana 47112, (812) 738-4192 on Friday, April 26, 2002, at 1:30 P.M. (E.D.S.T.)
The enclosed Notice of Meeting and Proxy Statement contains additional information about the meeting.

                                  INSTRUCTIONS

1.   Review and complete the Proxy Card; be sure to SIGN the card.

2.   Detach and return the SIGNED Proxy Card in the enclosed return envelope.

                                    IMPORTANT

You are urged to date and sign the enclosed proxy and return it promptly to ensure a proper representation at this meeting.



                              fold and detach here


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the Proposal.

                PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
          RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                    Please sign exactly as name appears hereon.

                    Dated: ________________________________________


                    _______________________________________________
                    (Signature)

                    _______________________________________________
                    (Signature if held jointly)

                    When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                         KELLER MANUFACTURING CO., INC.
                               701 North Water St.
                                Corydon, IN 47112




FROM LOUISVILLE, KY & NEW ALBANY, IN
------------------------------------

I 64 West to Exit Ramp 105 Corydon
Turn left, thru light, go north on St. Rd. 135 about 1/8 mi.
(Get in right turning lane)
Turn right at the first road, Sky Park Dr. (Shell Station)
Immediately turn right again, then drive toward Quality
Inn -- entrance and parking in front.


FROM EVANSVILLE, IN
-------------------

I 64 East to Exit Ramp 105 Corydon Turn
left, thru light, go north on St. Rd. 135 about 1/2 mi.
(Get in right turning lane)
You'll come to a traffic light, Proceed thru on Green, Turn right at the first road, Sky Park Dr. (Shell Station)
Immediately Turn right again, then drive toward Quality
Inn -- entrance and parking in front.

Stock Transfer Agent and Registrar

Shareholders requiring a change of name, address or ownership of stock, as well as information about shareholder records, lost or stolen certificates or dividend checks should contact: Fifth Third Bank, Corporate Trust Services, 38 Fountain Square Plaza, Mail Drop #10AT66, Cincinnati, OH 45202; (800) 837-2755 or (513) 579-5320.




PROXY                    KELLER MANUFACTURING CO., INC.
           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven W. Robertson as Proxy, with full power of substitution, to represent and to vote all shares of common stock of Keller Manufacturing Co., Inc., held of record by the undersigned on March 13, 2002 at the Annual Meeting of Shareholders to be held on Friday, April 26, 2002 or any adjournment thereof.

  PLEASE MARK, SIGN, DATE AND RETURN THE CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.    Directors Recommended:  Bradford Ray, Danny Utz, Robert Byrd

   [_] FOR all nominees listed                [_] WITHHOLD AUTHORITY  to
       (except as marked to the contrary)         vote for all Nominees listed


(INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name in the line provided below


--------------------------------------------------------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for fiscal 2002.


    [_] FOR                  [_] AGAINST                      [_] ABSTAIN


3. Signify Interest in your Company having a Dividend Re-Investment Program which would allow acquisition of Keller Stock in lieu of receiving a cash dividend:


    [_] VERY INTERESTED      [_] SOMEWHAT INTERESTED          [_] NOT INTERESTED